                                                                     Exhibit 21

                                SUBSIDIARY LIST
                            As of November 18, 1997
                                 (Page 1 of 4)


                                                    STATE OF                                    OWNERSHIP
             NAME OF SUBSIDIARY                   ORGANIZATION           OWNED BY              PERCENTAGE
---------------------------------------------     ------------    ------------------------     ----------
Diabetes Treatment Centers of America, Inc.           DE          American Healthcorp, Inc.       100%
Arthritis and Osteoporosis Care Center, Inc.          DE          American Healthcorp, Inc.       100%
American Healthcorp of Texas, Inc.                    DE          American Healthcorp, Inc.       100%
AmSurg Corp.                                          TN          American Healthcorp, Inc.       58%
AmSurg KEC, Inc.                                      TN          AmSurg Corp.                    100%
The Endoscopy Center of Knoxville, L.P.               TN          AmSurg KEC, Inc.                51%
AmSurg EC Topeka, Inc.                                TN          AmSurg Corp.                    100%
The Endoscopy Center of Topeka, L.P.                  TN          AmSurg EC Topeka, Inc.          60%
AmSurg EC St. Thomas, Inc.                            TN          AmSurg Corp.                    100%
The Endoscopy Center of St. Thomas, L.P.              TN          AmSurg EC St. Thomas, Inc.      60%
AmSurg EC Centennial, Inc.                            TN          AmSurg Corp.                    100%
The Endoscopy Center of Centennial, L.P.              TN          AmSurg EC Centennial, Inc.      60%
AmSurg EC Beaumont, Inc.                              TN          AmSurg Corp.                    100%
The Endoscopy Center of Southeast Texas, L.P.         TN          AmSurg EC Beaumont, Inc.        51%
AmSurg EC Santa Fe, Inc.                              TN          AmSurg Corp.                    100%
The Endoscopy Center of Santa Fe, L.P.                TN          AmSurg EC Santa Fe, Inc.        60%
AmSurg EC Washington, Inc.                            TN          AmSurg Corp.                    100%
The Endoscopy Center of Washington D.C., L.P.         TN          AmSurg EC Washington, Inc.      60%
AmSurg Torrance, Inc.                                 TN          AmSurg Corp.                    100%
The Endoscopy Center of the South Bay, L.P.           TN          AmSurg Torrance, Inc.           51%
AmSurg Encino, Inc.                                   TN          AmSurg Corp.                    100%
The Valley Endoscopy Center, L.P.                     TN          AmSurg Encino, Inc.             51%
AmSurg Brevard, Inc.                                  TN          AmSurg Corp.                    100%
The Ophthalmology Center of Brevard, L.P.             TN          AmSurg Brevard, Inc.            51%
AmSurg Sebastopol, Inc.                               TN          AmSurg Corp.                    100%
The Sebastopol ASC, L.P.                              TN          AmSurg Sebastopol, Inc.         60%
AmSurg ENT Brevard, Inc.                              TN          AmSurg Corp.                    100%
The ENT Center of Brevard, L.P.                       TN          AmSurg ENT Brevard, Inc.        51%


                                                                     Exhibit 21


                                 SUBSIDIARY LIST
                             AS OF NOVEMBER 18, 1997
                                  (PAGE 2 OF 4)

                                          STATE OF                                      OWNERSHIP
       NAME OF SUBSIDIARY               ORGANIZATION              OWNED BY              PERCENTAGE
----------------------------------      ------------      --------------------------    ----------
AmSurg Abilene, Inc.                        TN            AmSurg Corp.                     100%
The Abilene ASC, L.P.                       TN            AmSurg Abilene, Inc.             60%
AmSurg West Tennessee, Inc.                 TN            AmSurg Corp.                     100%
AmSurg Lakeland, Inc.                       TN            AmSurg Corp.                     100%
AmSurg SWFLA, Inc.                          TN            AmSurg Corp.                     100%
AmSurg Lorain, Inc.                         TN            AmSurg Corp.                     100%
The Lorain ASC, L.P.                        TN            AmSurg Lorain, Inc.              51%
AmSurg Maryville, Inc.                      TN            AmSurg Corp.                     100%
The Maryville ASC, L.P.                     TN            AmSurg Maryville, Inc.           51%
AmSurg Miami, Inc.                          TN            AmSurg Corp.                     100%
The Miami ASC, L.P.                         TN            AmSurg Miami, Inc.               70%
AmSurg North Platte, Inc.                   TN            AmSurg Corp.                     100%
AmSurg Fort Collins, Inc.                   TN            AmSurg Corp.                     100%
AmSurg Hanford, Inc.                        TN            AmSurg Corp.                     100%
The Hanford ASC, L.P.                       TN            AmSurg Hanford, Inc.             63%
AmSurg Dallas, Inc.                         TN            AmSurg Corp.                     100%
AmSurg Port Arthur, Inc.                    TN            AmSurg Corp.                     100%
AmSurg Melbourne, Inc.                      TN            AmSurg Corp.                     100%
The Melbourne ASC, L.P.                     TN            AmSurg Melbourne, Inc.           51%
AmSurg Chicago, Inc.                        TN            AmSurg Corp.                     100%
The Chicago Endoscopy ASC, L.P.             TN            AmSurg Chicago, Inc.             51%
AmSurg Hillmont, Inc.                       TN            AmSurg Corp.                     100%
The Hillmont ASC, L.P.                      TN            AmSurg Hillmont, Inc.            51%
AmSurg Northwest Florida, Inc.              TN            AmSurg Corp.                     100%
The Northwest Florida ASC, L.P.             TN            AmSurg Northwest Florida, Inc.   51%
AmSurg Palmetto, Inc.                       TN            AmSurg Corp.                     100%
The Palmetto ASC, L.P.                      TN            AmSurg Palmetto, Inc.            51%


                                                                     Exhibit 21

                                 SUBSIDIARY LIST
                             AS OF NOVEMBER 18, 1997
                                  (PAGE 3 OF 4)

                                                 STATE OF                                           OWNERSHIP
        NAME OF SUBSIDIARY                     ORGANIZATION              OWNED BY                   PERCENTAGE
-----------------------------------------      ------------    ---------------------------------    ----------
AmSurg Hallandale, Inc.                             TN         AmSurg Corp.                            100%
The Hallandale Surgery ASC, L.P.                    TN         AmSurg Hallandale, Inc.                 51%
AmSurg Ocala, Inc.                                  TN         AmSurg Corp.                            100%
The Ocala Endoscopy ASC, L.P.                       TN         AmSurg Ocala, Inc.                      51%
AmSurg South Florida Network, Inc.                  TN         AmSurg Corp.                            100%
The GI Network of South Florida, L.P.               TN         AmSurg South Florida Network, Inc.      51%
AmSurg Largo, Inc.                                  TN         AmSurg Corp.                            100%
The Largo Urology ASC, L.P.                         TN         AmSurg Largo, Inc.                      40%
AmSurg Dade County, Inc.                            TN         AmSurg Corp.                            100%
Gastroenterology Group of South Florida             TN         AmSurg Dade County, Inc.                70%
AmSurg Panama City, Inc.                            TN         AmSurg Corp.                            100%
AmSurg Santa Monica, Inc.                           TN         AmSurg Corp.                            100%
AmSurg Miami Urology, Inc.                          TN         AmSurg Corp.                            100%
The Miami Urology Group, L.P.                       TN         AmSurg Miami Urology, Inc.              60%
The Miami Urology ASC, L.P.                         TN         AmSurg Miami Urology, Inc.              60%
AmSurg Crystal River, Inc.                          TN         AmSurg Corp.                            100%
The Crystal River Endoscopy, ASC, L.P.              TN         AmSurg Crystal River, Inc.              51%
AmSurg Abilene Eye, Inc.                            TN         AmSurg Corp.                            100%
The Abilene Eye ASC, L.P.                           TN         AmSurg Abilene Eye, Inc.                51%
AmSurg Holdings, Inc.                               TN         AmSurg Corp.                            100%
The Knoxville Ophthalmology ASC, LLC                TN         AmSurg Holdings, Inc.                   60%
The West Monroe Endoscopy ASC, LLC                  TN         AmSurg Holdings, Inc.                   55%
The Montgomery Eye Surgery Center, LLC              TN         AmSurg Holdings, Inc.                   51%
The Evansville ASC, LLC                             TN         AmSurg Holdings, Inc.                   40%
The Sidney ASC, LLC                                 TN         AmSurg Holdings, Inc.                   51%
The Cleveland ASC, LLC                              TN         AmSurg Holdings, Inc.                   51%
The Milwaukee ASC, LLC                              TN         AmSurg Holdings, Inc.                   51%
The Eye Care Network, LLC                           TN         AmSurg Holdings, Inc.                   51%


                                                                     Exhibit 21

                                 SUBSIDIARY LIST
                             AS OF NOVEMBER 18, 1997
                                  (PAGE 4 OF 4)


                                                  STATE OF                                  OWNERSHIP
           NAME OF SUBSIDIARY                   ORGANIZATION            OWNED BY            PERCENTAGE
-------------------------------------------     ------------    ----------------------      ----------
The Alabama Eye Care Network, LLC                    TN          AmSurg Holdings, Inc.         51%
The Columbia ASC, LLC                                TN          AmSurg Holdings, Inc.         51%
The Wichita Orthopaedic ASC, LLC                     TN          AmSurg Holdings, Inc.         51%
The Minneapolis Endoscopy ASC, LLC                   TN          AmSurg Holdings, Inc.         51%
The West Glen Endoscopy Center, LLC                  TN          AmSurg Holdings, Inc.         40%
West Texas Eyecare Network, LLC                      TN          AmSurg Holdings, Inc.         51%
Cleveland Eyecare Network, LLC                       TN          AmSurg Holdings, Inc.         51%
The Willoughby ASC, LLC                              TN          AmSurg Holdings, Inc.         51%
The Chevy Chase ASC, LLC                             TN          AmSurg Holdings, Inc.         51%
The Oklahoma City ASC, LLC                           TN          AmSurg Holdings, Inc.         51%
The Mountain West Gastroenterology ASC, LLC          TN          AmSurg Holdings, Inc.         51%
The Cincinnati ASC, LLC                              TN          AmSurg Holdings, Inc.         51%
The Fayetteville ASC, LLC                            TN          AmSurg Holdings, Inc.         51%
The Independence ASC, LLC                            TN          AmSurg Holdings, Inc.         60%
AmSurg Northern Kentucky GI, LLC                     TN          AmSurg Holdings, Inc.         100%
AmSurg Louisville GI, LLC                            TN          AmSurg Holdings, Inc.         100%
AmSurg Kentucky Ophthalmology, LLC                   TN          AmSurg Holdings, Inc.         100%
